UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
Form 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 18, 2025
Date of Report (Date of earliest event reported)
________________________________________________________
Axon Enterprise, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16391	86-0741227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17800 N. 85th St.
Scottsdale, Arizona 85255
(Address of principal executive offices, including zip code)
(480) 991-0797
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value	AXON	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Axon Enterprise, Inc. (the “Company”) with the Securities and Exchange Commission on December 18, 2025 (the “Original 8-K”). This Form 8-K/A is being filed solely for updating the disclosure under Item 8.01 of the Original 8-K.
Item 8.01 Other Events
On December 18, 2025, Axon Enterprise, Inc. (the “Company”) delivered a notice of redemption in respect of the Company’s 0.50% convertible senior notes due 2027 (the “Notes”). Pursuant to the notice of redemption, the Company has elected to redeem all of the outstanding Notes on February 10, 2026 (the “Redemption Date”), at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, together with accrued and unpaid interest on the Notes redeemed to, but excluding, the Redemption Date.

Holders of the Notes (“Holders”) may surrender their Notes for conversion at any time prior to the close of business on February 6, 2026. After such time, Holders will not be able to convert their Notes. For Holders that validly convert their Notes prior to the close of business on February 6, 2026, the Company will (i) pay cash up to the principal portion of any Notes being converted (together with cash, if applicable, in lieu of delivering any fractional share of Common Stock) and (ii) deliver shares of the Company’s common stock in respect of the Company’s conversion obligation in excess of the principal portion of the Notes being converted. Settlement amounts due to Holders that validly convert their Notes will be determined by the Company over a 30 trading day observation period beginning on, and including, December 24, 2025 (the “Applicable Observation Period”).

On February 3, 2026, the Company notified Holders of the Notes that a Market Disruption Event (as defined in the indenture governing the Notes) had occurred on January 29, 2026, and accordingly, January 29, 2026, was not a trading day for purposes of the Applicable Observation Period. As a result of the Market Disruption Event on January 29, 2026, the Company expects that the Applicable Observation Period that began on, and including, December 24, 2025, will run through, and including, February 9, 2026 (such Applicable Observation Period excluding, for the avoidance of doubt, January 29, 2026). Settlement Amounts due to Holders of the Notes that validly surrender their Notes for conversion prior to the close of business on February 6, 2026, as determined by the Company, are expected to be deliverable by the Company on February 11, 2026.

Item 9.01 Financial Statements and Exhibits
(d)Exhibits

Exhibit Number	Exhibit Description
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2026	Axon Enterprise, Inc.

	By:	/s/ BRITTANY BAGLEY
Brittany Bagley Chief Operating Officer and Chief Financial Officer